UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2008

Swank, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware (State or other jurisdiction of incorporation or organization)	04-1886990 (IRS Employer Identification Number)

90 Park Avenue New York, NY (Address of principal executive offices)	10016 (Zip code)

(212) 867-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 10, 2008, (the “Company”) entered into amended and restated employment agreements (the “Amended Employment Agreements”) with each of John A. Tulin, Chairman and Chief Executive Officer of the Company, James E. Tulin, Senior Vice President of the Company, and Eric P. Luft, President of the Company (collectively, the “Executives”). The original employment agreements between the Company and the Executives, each dated March 26, 2007, were amended to provide for the lump sum payment of certain severance amounts payable under the Amended Employment Agreements and otherwise to comply with the new deferred compensation rules of Section 409A of the Internal Revenue Code of 1986, as amended. This description of the Amended Employment Agreements is qualified in its entirety by reference to the complete text of the Amended Employment Agreements, copies of which are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and which are incorporated by reference herein.

On January 10, 2008, the Company entered into an amended and restated severance agreement (the “Amended Severance Agreement”) with Jerold R. Kassner, Executive Vice President and Chief Financial Officer of the Company. The original severance agreement, dated October 17, 2003, was amended to provide for the lump sum payment of the severance amounts payable under the Amended Severance Agreement and otherwise to comply with the new deferred compensation rules of Section 409A of the Internal Revenue Code of 1986, as amended. This description of the Amended Severance Agreement is qualified in its entirety by reference to the complete text of the Amended Severance Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.4 and which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
10.1	Amended and Restated Employment Agreement with John A. Tulin
10.2	Amended and Restated Employment Agreement with James E. Tulin
10.3	Amended and Restated Employment Agreement with Eric P. Luft
10.4	Amended and Restated Agreement with Jerold R. Kassner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2008	SWANK, INC.

By: /s/ Jerold R. Kassner
Jerold R. Kassner, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement with John A. Tulin
10.2	Amended and Restated Employment Agreement with James E. Tulin
10.3	Amended and Restated Employment Agreement with Eric P. Luft
10.4	Amended and Restated Agreement with Jerold R. Kassner